Exhibit 10.1

FORBEARANCE AGREEMENT

          FORBEARANCE AGREEMENT (this “Agreement”), dated as of March 13, 2009 (the “Effective Date”), is entered into by and among U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership (the “MLP”), U.S. SHIPPING OPERATING LLC, a Delaware limited liability company (“Operating LLC”), ITB BALTIMORE LLC, a Delaware limited liability company, ITB GROTON LLC, a Delaware limited liability company, ITB JACKSONVILLE LLC, a Delaware limited liability company, ITB MOBILE LLC, a Delaware limited liability company, ITB NEW YORK LLC, a Delaware limited liability company, ITB PHILADELPHIA LLC, a Delaware limited liability company, USS CHARTERING LLC, a Delaware limited liability company (“Charter LLC”), USCS CHEMICAL CHARTERING LLC, a Delaware limited liability company (“Chemical Chartering”), USCS CHEMICAL PIONEER INC., a Delaware corporation (“Chemical Pioneer”), USCS CHARLESTON LLC, a Delaware limited liability company (“Charleston”), USCS CHARLESTON CHARTERING LLC, a Delaware limited liability company (“USCS Chartering”), USCS ATB LLC, a Delaware limited liability company (“ATB LLC”), USS ATB 1 LLC, a Delaware limited liability company (“ATB1 LLC”), USS ATB 2 LLC, a Delaware limited liability company (“ATB2 LLC”), USCS SEA VENTURE LLC, a Delaware limited liability company (“Sea Venture LLC”), USS M/V HOUSTON LLC, a Delaware limited liability company (“Houston LLC”), U.S. SHIPPING FINANCE CORP., a Delaware corporation (“Finance Corp.”), USS JV MANAGER INC., a Delaware corporation (“JV Manager”), USS PC HOLDING CORP., a Delaware corporation (“PC Holding”) and USS PRODUCT MANAGER LLC, a Delaware limited liability company (“Product Manager”) (each of the foregoing being individually called a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties to the Credit Agreement as hereinafter defined (collectively, the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE, as Letter of Credit Issuer, CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), as administrative agent (in such capacity together with its successors in such capacity, the “Administrative Agent”) for the Lenders, LEHMAN COMMERCIAL PAPER INC., as the syndication agent (in such capacity together with its successors in such capacity, the “Syndication Agent”) for the Lenders, and KEYBANK NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement hereinafter defined).

W I T N E S S E T H:

          WHEREAS, the Borrowers, the Lenders, the Letter of Credit Issuer, the Administrative Agent, the Syndication Agent and the Collateral Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of August 7, 2006, as amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of August 28, 2006, as further amended by the Second Amendment to Third Amended and Restated Credit Agreement dated as of April 25, 2007, as further amended by the Third Amendment to Third Amended and Restated Credit Agreement dated as of June 29, 2007, as further amended by the Waiver and Fourth Amendment to Third Amended and Restated Credit Agreement dated as of October 20, 2008 (as so amended and as may be further amended or otherwise modified, the “Credit Agreement”);

          WHEREAS, pursuant to that certain Waiver and Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of October 20, 2008, among the Borrowers, the Administrative Agent, the Collateral Agent, the Syndication Agent and the Lenders party thereto (as amended by the Extension of Waiver and Fourth Amendment, dated January 21, 2009, among the Administrative Agent, the Syndication Agent, the Collateral Agent, and the Lenders party thereto (the “Extension Letter”), the Extension of Waiver and Fourth Amendment and Forbearance Agreement, dated as of February 9, 2009, by and among the Administrative Agent, the Syndication Agent, the Collateral Agent, and the Lenders party thereto (the “Second Extension Letter”), the Third Extension of Waiver and Fourth Amendment and Forbearance Agreement, dated as of February 20, 2009, by and among the Administrative Agent, the Syndication Agent, the Collateral Agent, and the Lenders party thereto (the “Third Extension Letter”), and the Fourth Extension of Waiver and Fourth Amendment and Forbearance Agreement, dated as of February 27, 2009, by and among the Administrative Agent, the Syndication Agent, the Collateral Agent, and the Lenders party thereto (the “Fourth Extension Letter”)), the Borrower requested that the Majority Lenders waive only until March 13, 2009 any Default or Event of Default under Section 8.1.3 of the Credit Agreement resulting from the Borrowers’ failure to comply with Section 7.2.4(a), (b) (c) and/or (d) of the Credit Agreement for the Fiscal Quarter ending September 30, 2008 and the Fiscal Quarter ending December 31, 2008 (the “Covenant Defaults”);

          WHEREAS, pursuant to that certain Forbearance Agreement, dated as of December 30, 2008, by and among the Borrowers, the Lenders party thereto, the Administrative Agent, the Syndication Agent, and the Collateral Agent (as amended by the Second Extension Letter, the Third Extension Letter and the Fourth Extension Letter, the “Prior Forbearance Agreement”), the Borrower requested that the Majority Lenders waive only until March 13, 2009 the Borrowers’ failure to (i) make the scheduled principal repayment due in respect of the Term Loans on December 31, 2008 and (ii) make the payment of some or all of the interest due in respect of the Loans on December 31, 2008, which resulted in the occurrence of Events of Default under Section 8.1.1 of the Credit Agreement (the “Payment Defaults”);

          WHEREAS, pursuant to the Senior Notes Indenture, the failure to make the scheduled interest payment due in respect of the Senior Notes by March 17, 2009 will result in the occurrence of an additional Event of Default under Section 8.1.5 of the Credit Agreement (the “Senior Notes Payment Default”);

          WHEREAS, the Borrowers have informed the Lenders, the Administrative Agent, the Syndication Agent, and the Collateral Agent that they will fail to (i) make the scheduled principal repayment due in respect of the Term Loans on March 31, 2009 and (ii) make the payment of some or all of the interest due in respect of the Loans on March 31, 2009, which will result in the occurrence of additional Events of Default under Section 8.1.1 of the Credit Agreement (the “Prospective Events of Default” and together with the Covenant Defaults, the Payment Defaults, and the Senior Notes Payment Default, the “Specified Defaults”); and

          WHEREAS, the Borrowers have requested that the Lenders, the Letter of Credit Issuer, the Administrative Agent, the Syndication Agent, and the Collateral Agent forbear from exercising certain rights and remedies in respect of the Specified Defaults, and subject to the terms and conditions hereof, and the Lenders, the Letter of Credit Issuer, the Administrative Agent, the Syndication Agent, and the Collateral Agent are willing to agree to such request, but only upon the terms and conditions set forth herein.

          NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

Definitions. Unless otherwise defined in this Agreement, each capitalized term used in this Agreement has the meaning assigned to such term in the Credit Agreement.

Forbearance Provisions. On the terms and subject to the conditions set forth in this Agreement, the Majority Lenders and the Agents agree to forbear from taking any action or exercising any right or remedy permitted to be taken or exercised by them under the Credit Agreement or the other Loan Documents with respect to the Specified Defaults during the period (the “Forbearance Period”) commencing on the Effective Date (as hereinafter defined) and terminating on the Termination Date (as hereinafter defined); provided, however, that such forbearance shall extend only to the Specified Defaults and not to any other Defaults or Events of Default now existing or occurring after the Effective Date and shall not in any way or manner restrict the Agents or the Lenders from exercising any rights or remedies they may have with respect to the Specified Defaults from and after the termination or expiration of the Forbearance Period or with respect to any other Default or Event of Default at any time. “Termination Date” shall mean the earliest to occur of any of the following events: (i) 5:00 p.m. (Eastern time) on April 30, 2009; (ii) the occurrence and continuance of an Event of Default other than the Specified Defaults; (iii) the failure by any Loan Party to comply with any of the provisions of this Agreement or any other documents or agreements to be entered into or delivered in connection with this Agreement, and (iv) the date on which the Borrowers make an interest payment in respect of the Senior Notes; provided, however, that the Termination Date shall not occur as a result of the Borrowers’ payment of the interest due on the Senior Notes by March 17, 2009 to the holders of the Senior Notes who did not waive their rights to the payment of such interest under the Senior Notes Indenture pursuant to the terms and as evidenced by that certain letter agreement dated February 18, 2009 among such parties. The Forbearance Period shall automatically terminate and expire on the Termination Date without any requirement for notice to any Loan Party or any other Person and all rights, remedies and privileges of the Agents and the Lenders under the Credit Agreement and the other Loan Documents shall be available to, and capable of exercise by, the Agents and the Lenders.

Restructuring and Strategic Alternatives. During the term of this Forbearance Agreement, the Borrowers shall engage in good faith negotiations with the Administrative Agent and the Lenders regarding restructuring and strategic alternatives. Failure of the Borrower to conduct such good faith negotiations shall constitute an Event of Default. The Administrative Agent and the Lenders shall not incur any liabilities or obligations under this provision.

Representations and Warranties, Etc. To induce the Lenders to enter into this Agreement, each of the Borrowers shall have represented and warranted to the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent, the Syndication Agent and the Lenders, and by its execution and delivery of this Agreement such Borrower does hereby represent and warrant to the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent, the Syndication Agent and the Lenders, that:

each of the representations and warranties by such Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct on and as of such earlier date;

the execution, delivery and performance of this Agreement has been duly authorized by all requisite organizational action on the part of such Borrower;

the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against such Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; and

no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents (after giving effect to this Agreement).

Ratification. Each Borrower hereby ratifies and confirms, as of the Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Agreement and the transactions contemplated thereby and (b) all of the Obligations under the Credit Agreement and the other Loan Documents. In furtherance of the foregoing, each Borrower hereby confirms and acknowledges, as of the date hereof, that it is validly indebted to the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer, the Lenders and the Secured Hedge Counterparties for the payment in full of all Secured Obligations (as defined in the Security Agreements), without defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever. Each Guarantor hereby confirms and acknowledges as of the date hereof that it is validly indebted to the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer, the Lenders and the Secured Hedge Counterparties for the payment in full of all Secured Obligations (as defined in the Security Agreements) which it has guaranteed, without defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever.

Limited Purpose. This Agreement shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Agents or the Lenders or (ii) to prejudice any other right or remedies which the Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Except to the extent hereby waived or modified, the Credit Agreement and each of the other Loan Documents shall continue in full force in accordance with the provisions thereof on the date hereof.

Release. Each of the Borrowers and each of the Guarantors, on its own behalf, and on behalf of its successors and assigns, hereby releases, waives and forever discharges the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer, the Lenders and the Secured Hedge Counterparties and all of their officers, directors, employees and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and equity, known or unknown, whether matured or unmatured, absolute or contingent arising from the beginning of the world through the date hereof with respect to this Agreement, the Credit Agreement, the other Loan Documents and the transactions contemplated thereby.

Effectiveness. This Agreement shall become effective as of the Effective Date when all of the conditions set forth in this Section have been satisfied.

The Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrowers, the Administrative Agent, the Letter of Credit Issuer and the Majority Lenders; and

The Administrative Agent shall have received all reasonable fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and related documents, including all reasonable fees and disbursements of counsel to the Administrative Agent. The Borrowers hereby acknowledge and agree that the fees and expenses set forth in this Section shall be paid upon the Borrowers’ execution of this Agreement and are not refundable for any reason.

Governing Law; Severability; Entire Agreement. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION). Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction. This Agreement and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

Costs and Expenses. Each of the Borrowers agrees that its obligations set forth in Section 10.3 of the Credit Agreement shall extend to the preparation, execution and delivery of this Agreement (whether or not this Agreement becomes effective).

Execution in Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (a) no Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Letter of Credit Issuer and all Lenders; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11 of the Credit Agreement.

Miscellaneous. (a) On and after the effectiveness of this Agreement, each reference in each Transaction Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Agreement; (b) the execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any default of any Borrower or any right, power or remedy of the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent, the Collateral Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (d) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Agreement.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its officers thereunto duly authorized as of the date first above written.

BORROWERS:

U.S. SHIPPING PARTNERS L.P.

By:	US Shipping General Partner LLC,
its General Partner

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

U.S. SHIPPING OPERATING LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

ITB BALTIMORE LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

ITB GROTON LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

ITB JACKSONVILLE LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

ITB MOBILE LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

ITB NEW YORK LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

ITB PHILADELPHIA LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USS CHARTERING LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS CHEMICAL CHARTERING LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS CHEMICAL PIONEER INC.

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS CHARLESTON CHARTERING LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS CHARLESTON LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS ATB LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS ATB 1 LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS ATB 2 LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS SEA VENTURE LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USS M/V HOUSTON LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

U.S. SHIPPING FINANCE CORP.

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USS PRODUCT MANAGER LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USS JV MANAGER INC.

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USS PC HOLDING CORP.

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

Acknowledged and Agreed:

GUARANTORS:

USS ATB 3 LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USS ATB 4 LLC

By:	/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

AGENTS AND LENDERS:

CANADIAN IMPERIAL BANK OF
COMMERCE, as Administrative Agent and
Letter of Credit Issuer

By:

Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as
Syndication Agent and Lender

By:

Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as
Collateral Agent

By:

Name:
Title:
,
as Lender

By:

Name:
Title: